Equipment Lease


     This  Equipment  Lease  Agreement  (the  "Agreement")  is  entered  into as
February 10, 2005, by and between Velocity Capital LLC, a Utah limited liabilitly company located at 243 East 400 South, Suite 300, Salt Lake City Utah 84111 ("Lessor"), and Secure Netwerks Inc, a Utah corporation, located at 11585 S State Street, Suite 102, Draper UT 84020 ("Lessee").


1. LEASE. The Lessor agrees to lease to the Lessee, and the Lessee agrees to lease and rent from the Lessor, the equipment more fully described in Exhibit A, (along with all replacement parts, repairs, additions and accessories collectively referred to as the "equipment"), on the terms and conditions of this Agreement.

2. LESSOR'S RIGHT TO TERMINATE. If within 45 (forty-five) days from the date the Lessee executes this Lease, the Lessee has not accepted delivery and installed and accepted the equipment in a form satisfactory to the Lessor, the Lessor may on 10 (ten) days written notice to the Lessee, terminate the Lease and its obligations to the Lessee.

3. NO WARRANTIES BY LESSOR. The Lessee represents that the Lessee has selected the equipment leased under the terms stated in this Agreement and the Lessee acknowledges the Lessor has made and makes no representations or warranties of any kind or nature, directly or indirectly, express or implied, as to any matter whatsoever, including the suitability of the equipment, its durability, its condition, or its quality and, as between the Lessee and the Lessor or the Lessor's assignee, the Lessee leases the equipment "As-Is." The Lessor also disclaims any warranty of merchantability or fitness for use or purpose whether arising by operation of law or otherwise. The Lessor and the Lessor's assignee shall not be liable to the Lessee or others for any loss, damage or expense of any kind or nature caused directly or indirectly by any equipment however arising, or the use or maintenance of the equipment or the failure of operation of the equipment, or the repairs, service or adjustment to the equipment. No representation or warranty as to the equipment or any other matter by the manufacturer of the equipment (the "Manufacturer") or other shall be binding on the Lessor nor shall the breach of such relieve the Lessee of, or in any way affect, any of the Lessee's obligations to the Lessor in this Agreement.

     If the equipment is not satisfactory for any reason, the Lessee shall make any claim on account of that solely against the Manufacturer and the Lessee shall nevertheless pay the Lessor all rent payable under this Lease, solely for the purpose of making and prosecuting any such claim, any rights it may have against the Manufacturer for breach of warranty or representation respecting the equipment.

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     Regardless  of cause,  the  Lessee  will not  assert  any claim  whatsoever against the Lessor for loss or anticipatory profits or any other indirect, special or consequential damages. The Lessor makes no warranty as to the treatment of this lease for accounting or tax purposes.


4. NON-CANCELABLE LEASE. This Lease cannot be canceled by the Lessee during the term of this lease.


5. SECURITY DEPOSIT. The Lessee will pay to the Lessor 1 advance rentals equal to $1,394 to be applied to the last month's rent and a security deposit of $1,394 payable at the signing of the lease.


6. TERM & RENT. The Lease term shall commence as of the date that any of the equipment is delivered to the Lessee or the Lessee's Agent ("the Commencement Date"), and shall continue until the obligations of the Lessee under the Lease shall have been fully performed. Advance rentals shall not be refundable if the Lease term for any reason does not commence. The installments of rent shall be paid monthly in advance as stated below or on any Schedule, the first such payment being due on the Commencement Date, or such later date as the Lessor designates in writing, and subsequent payments shall be due on the same day of each successive month from then on until the balance of the rent and any additional rent or expenses chargeable to the Lessee under this Lease shall have been paid in full. All payments of rent shall be made to the Lessor at the address defined in this Agreement or such other address as the Lessor may designate in writing. The Lessee's obligation to pay such rentals shall be absolute and unconditional and is not subject to any abatement set-off, defense or counterclaim for any reason whatsoever. The Lessee authorizes the Lessor to insert the serial numbers and other identification data of the equipment when determined by the Lessor and dates or other omitted factual matters. If a security deposit is indicated above, the same shall be held by the Lessor to secure that faithful performance of the terms of the Lease and returned or applied in accordance with Section 16 of this Agreement.

7. SCHEDULE OF PAYMENTS. The Lessees agrees to pay to the Lessor 20 total monthly Payments of $1,394 plus any applicable taxes.

8. ASSIGNMENT; WAIVER OF DEFENSES. The Lessor, may, without the Lessee's consent, assign or transfer this Lease or any equipment, any rentals, or any other sums due or to become due under this Agreement, and in such event the Lessor's assignee or transferee shall have all of the rights, powers, privileges and remedies of the Lessor under this Agreement. The Lessee agrees that no assignee of the Lessor shall be bound to perform any duty, covenant, condition or warranty attributable to the Lessor and the Lessee further agrees not to raise any claim or defense arising out of this Lease or otherwise which it may have against the Lessor's, a defense, counterclaim or offset to any

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action by any assignee under this Agreement. Nothing contained in this Agreement is intended to relieve the Lessor of any of its obligations. The Lessee shall not assign this Lease or any interest under this Agreement nor enter into any sublease with respect to the equipment without the Lessor's prior written consent.

9. TITLE; QUIET ENJOYMENT. The Lessor shall at all times retain title to the equipment. All documents of title and evidences of delivery shall be delivered to the Lessor. The Lessee authorizes the Lessor at the Lessee's expense to cause this Lease, or any statement or other instrument in respect of this Lease showing the interest of the Lessor in the equipment, including Uniform Commercial Code Financing Statements, to be titled or recorded and re-filed and re-recorded, and grants the Lessor the right to execute Lessee's name to that. The Lessee agrees to execute and deliver any statement or instrument requested by the Lessor for such purpose, and agrees to pay or reimburse the Lessor for any filing, recording or stamp fees or taxes arising from the filing or recording of any such instrument or statement. The Lessee shall, at its expense, protect and defend the Lessors' title against all persons claiming against or through. The Lessee shall, at all times, keep the equipment free from legal process or encumbrance whatsoever and, shall give the Lessor immediate notice of that and shall indemnify the Lessor from any loss caused by that. The Lessee agrees to procure for the Lessor such estoppel certificates, landlord's or mortgagee's waiver or other similar documents as the Lessor may reasonably request. Provided the Lessee is not in default under this Agreement, the Lessee shall quietly use and enjoy the equipment subject to the terms of this Agreement.

10. CARE, USE & LOCATION. The Lessee shall maintain the equipment in good operating condition, repair and appearance, and protect the same from deterioration other than normal wear and tear shall use the equipment in the regular course of its business, within its normal operating capacity, without abuse, and shall comply with all laws, ordinances, regulations, requirements and rules with respect to the use, maintenance and operation of the equipment shall use the equipment solely for business purposes; shall not make any modification, alteration or addition to the equipment without the written consent of the Lessor, that shall not be unreasonably withheld; shall not so affix the equipment to realty as to change its nature to real property or a fixture, and agrees that the equipment shall remain personal property at all times regardless of how attached or installed; shall keep the equipment at the location shown in this Agreement, and shall not remove the equipment without the written consent of the Lessor, which shall not be unreasonably withheld.

11. NET LEASE / TAXES. The Lessee intends the rental payments under this Agreement to be net to the Lessor, and the Lessee agrees to pay all sales, use, exercise, personal property, stamp, documentary and ad valorem taxes, license and registration fees, assessments, fines, penalties and similar charges imposed on the ownership, possession or use of the equipment during the term of this Lease. The Lessee shall pay all taxes (except Lessor's Federal or State net income taxes) imposed on the Lessor or the Lessee with respect to the rental payments under this Agreement or the ownership of the equipment; and, shall reimburse the Lessor upon demand or any taxes paid by or advanced by the

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Lessor.  Unless otherwise  agreed to in writing,  the Lessor shall file personal property tax returns with respect to the equipment.

12. INDEMNITY. The Lessee shall and does agree to indemnify and save the Lessor, its agents, servants, successors, and assigns harmless from any and all liability, damage or loss, including reasonable attorney's fees, arising out of the ownership, selection, possession, leasing, operation, control, use, condition (including but not limited to latent and other defects, whether or not discoverable by the Lessee) maintenance, delivery, and return of the equipment. The indemnities and obligations in this Agreement provided shall continue in full force and effect despite the termination of this Lease.

13. INSURANCE. The Lessee shall keep the equipment insured against all risks of loss or damage from every cause whatsoever for not less than the full replacement value of the equipment. The amount of such insurance shall be sufficient so that neither the Lessor nor the Lessee will be considered a co-insurer. The Lessee shall carry public liability insurance, both personal injury and property damage, covering the equipment. All such insurance shall be in form and with companies satisfactory to the Lessor and shall name the Lessor and its Assignee as Loss Payee as its interest may appear with respect to property damage coverage and as additional insured with respect to public liability coverage. The Lessee shall pay the premiums for such insurance and upon the Lessor's request, deliver to the Lessor satisfactory evidence of insurance coverage required under this Agreement. The proceeds of such insurance payable as a result of loss or damage to any item of equipment shall be applied to satisfy the Lessee's obligations defined in Section 14 below. The Lessee irrevocably appoints the Lessor as the Lessee's attorney-in-fact to make a claim for, receive payment of and execute and endorse all documents, checks or drafts received in payment for loss or damage under any such insurance policy.

14. RISK OF LOSS. The Lessee shall bear all risks of loss of and damage to the equipment from any cause and the occurrence of such loss or damage shall not relieve the Lessee of any obligation under this Agreement. In the event of loss or damage, the Lessee, at its option, provided it is not in default under this Agreement otherwise at the Lessor's option, shall: (1) place the damaged equipment in good repair, condition and working order; or (2) replace lost or damaged equipment with new equipment and deliver to the Lessor documentation creating clear title to that equipment in Lessor; or (3) pay to the Lessor the then present value computed at 8 percent per annum of both the unpaid balance of the aggregate rent reserved under the Lease and the value of the Lessor's residual interest in the equipment.

15. DEFAULT. If any one of the following events (each an "event of default") shall occur, then to the extent permitted by applicable law, the Lessor shall have the right to exercise any one or more remedies defined in Section 16 below:
(1) the Lessee fails to pay any rental or any other payment under this Agreement when due; or (2) the Lessee fails to pay, when due, any indebtedness of the Lessee to the Lessor arising independently of this Lease, and such default shall continue for five (5) days; or (3) the Lessee fails to perform any of the terms, covenants or conditions of this Lease other than as provided

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above after ten (10) days written notice; or (4) the Lessee becomes insolvent or makes an assignment for the benefit of creditors; or (5) a receiver, trustee, conservator or liquidator of the Lessee of all or a substantial part of its assets is appointed with or without the application or consent of the Lessee; or
(6) a petition is filed by or against the Lessee under the Bankruptcy Code or any amendment to the code, or under any other insolvency law or laws providing for the relief of debtors.


16. REMEDIES


16.1 If an event of default shall occur, except as provided in 15 above, the Lessor may, at its option, at any time: (1) declare the entire amount of unpaid rental for the balance of the term of this Lease immediately due and payable, and (2) sue for and recover all rents and other money due and to become due plus the residual value of the equipment, present valued to the date of default computed at 8 percent per annum, and (3) enter into the premises where the equipment may be found and take possession of and remove the equipment, without liability for suit, action or other proceeding, and all rights of the Lessee in the equipment so removed shall terminate absolutely, all to the extent permitted by law. The Lessee waives notice of hearing with respect to such retaking. The Lessor may at its option use, ship, store, lease, sell or otherwise dispose of the equipment so removed. The Lessor shall give the Lessee credit for any sums received by the Lessor from the sale or rental of the equipment after the deduction of the expenses of sale or rental. In the event of a default as described in 15 the Lessor shall be entitled to recover all damages resulting from this default.


16.2 The Lessee shall also be liable for and shall pay to the Lessor: (1) all expenses incurred by the Lessor in connection with the enforcement of any of the Lessor's remedies, including all expenses of repossession, storing, shipping, repairing and selling the equipment, (2) the Lessor's reasonable attorney's fees and expenses, and (3) interest on all sums due the Lessor from the date of default until paid at the rate of 1 1/2 percent per month, but only to the extent permitted by law. The Lessor and the Lessee acknowledge the difficulty in establishing a value for the unexpired Lease term and owing to such difficulty agree that the provisions of this section represent an agreed measure of damages and are not to be interpreted as a forfeiture or penalty.


16.3 Whenever any payment is not made by the Lessee when due under this Agreement, the Lessee agrees to pay to the Lessor, not later than one month after that, an amount calculated at the rate of ten cents per one dollar of each such delayed payment as an administrative fee to offset the Lessor's collection costs, but only to the extent allowed by law. Such amount shall be payable in addition to all amounts payable by the Lessee as a result of exercise of any of the remedies in this Agreement provided.

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16.4 All  remedies of the Lessor under this  Agreement  are  cumulative,  are in addition to any other remedies provided for by law, and may, to the extent permitted by law, be exercised concurrently or separately. The exercise of any one remedy shall not be deemed to be an election of such remedy or to preclude the exercise of any other remedy. No failure on the part of the Lessor to exercise and no delay in exercising any right or remedy shall operate as a waiver of that right or modify the terms of this Lease. In the event this Lease is determined to be a security Agreement, the Lessor's recovery shall in no event exceed the maximum permitted by law.

17. Option To Purchase. Provided the Lessee is not in default under this Agreement, the Lessee may purchase from the Lessor all (and not less than all) of the equipment at the expiration of the term for of this lease for its then fair market value (the "Purchase Price") provided, that not less than (60) days prior to such expiration, the Lessee advises the Lessor, in writing, of its intention to purpose. Within a reasonable time following receipt of such notice, the Lessor shall determine and notify the Lessee of the Purchase Price, the Lessee will at or prior to the expiration of the term of this Lease pay by Purchase Price in cash to the Lessor. If the Lessor and the Lessee are unable to agree upon the fair market value of the equipment, the Lessee and the Lessor shall each select a qualified appraiser to value such equipment. If the two appraisers so selected are unable to agree upon the fair market value of the equipment as of the expiration of the term of this Lease, such appraisers shall mutually select a third appraiser and the value determined by the third appraiser shall be binding upon the Lessor and the Lessee.

18. Redelivery of Equipment. In the event the Lessee does not elect to purchase the equipment in accordance with the terms of Section 17 of this Agreement, then upon expiration or earlier termination of this Lease, the Lessee shall disconnect and return the equipment, freight prepaid, to the Lessor in good repair, condition and working order, in a manner and to a location designated by the Lessor. If upon expiration or termination, the Lessee does not immediately return the equipment to the Lessor, the equipment shall continue to be held and leased under this Agreement, and this Lease shall be extended indefinitely as to term at the same monthly rental, subject to the right of either the Lessee or the Lessor to terminate the Lease upon 30 days' written notice, upon that notice, the Lessee shall deliver the equipment to the Lessor as defined in this section.

19. Return of Security Deposit. Provided the Lessee has fulfilled all of its obligations to the Lessor under this Agreement, the Lessee's security deposit, if any, as indicated in this Agreement, shall be refunded to the Lessee at the expiration of the Lease without interest. In the alternative, at the Lessee's direction, such security deposit may be applied to the Purchase Price of the equipment in which event, the equipment need not be returned to the Lessor.

20. Entire Agreement; Changes. This Lease contains the entire Agreement between the parties and may not be altered, amended, modified, terminated or otherwise changed except in writing and signed by both parties.

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21. MISCELLANEOUS

21.1 In the event the Lessee fails to comply with any provision of this Lease, the Lessor shall have the right, but not be obligated, to effect such compliance on behalf of the Lessee upon 10 days prior written notice to the Lessee. In such event all money expended by, and all expenses of the Lessor in effecting such compliance, shall be deemed to be additional rental, and shall be paid by the Lessee to the Lessor at the time of the next monthly payment of rent.

21.2 All notices under this Lease shall be sufficient if given personally or mailed to the party intended at this respective address defined in this Agreement, or at such other address as said party may provide in writing from time to time. Any such notice mailed to said address shall be effective when deposited in the United States mail, duty addressed and with postage prepaid.

21.3 This Lease inures to the benefit of and is binding upon the personal representatives, successors and assigns of the parties to this Agreement.

21.4 Time is of the essence of this Lease, the Lessor and the Lessee intend this Lease to be a valid and subsisting legal instrument, and agree that no provision of this Lease that may be deemed unenforceable shall in any way invalidate any other provision or provisions of this Lease, all of which shall remain in full force and effect.

21.5 This Lease shall be binding when accepted in writing by the Lessor and shall be governed by the laws of the State of Utah, provided however, in the event this Lease or any provision of this lease is not enforceable under the laws of that State then the laws of the state where the equipment is located shall govern. The Lessee agrees and consents that the Court of the State of Utah, Salt Lake County or any other Federal District Court having the jurisdiction in said county shall have jurisdiction and shall be the proper venue for the determination of all controversies and disputes arising under this Agreement. The Lessee agrees and consents that service of process by registered or certified mail will be sufficient to obtain jurisdiction. Nothing contained in this Agreement is intended to preclude the Lessor from commencing any action under this Agreement in any court having jurisdiction of this Agreement. The Lessee waives, insofar as permitted by law, trial by jury in any action between the parties.


The undersigned certifies that the equipment shall be used for business purposes.

Velocity Capital LLC                        Secure Netwerks, Inc.

  /s/ Travis Pera                             /s/ Chene Gardner
----------------------                      -------------------------
By: Travis Pera                             By:  Chene Gardner
Title: Manager                              Title: CEO


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                                    EXHIBIT A
        CERTIFICATE OF ACKNOWLEDGMENT AND ACCEPTANCE OF LEASED EQUIPMENT
        ----------------------------------------------------------------

     The Lessee acknowledges receipt of the equipment described in its Lease with the Lessor (the "equipment") and accepts the equipment after full inspection of the equipment as satisfactory for all purposes of the Lease. The Lessee acknowledges that the Lessor has fully and satisfactorily performed all covenants and conditions to be performed by the Lessor.

Lessor                                               Lessee
May 1, 2005
Date of Delivery
   /s/ Travis Pera                            /s/ Chene Gardner
------------------                          ---------------------
By: Travis Pera                             By: Chene Gardner
Title:  Manager                             Title: CEO


















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                                    EXHIBIT B


 DESCRIPTION
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IBM T42 Laptop
2x  Viewsonic 17" CRT Monitors
2x  Avcom PSA-1727 Spectrum Analyzers
2x  Avcom MFC 5060 5Ghz Frequency Converter
2x  Avcom MFC 0610 900Mhz Frequency Converter
XL Tower Harness



















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